UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 30, 2015
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 30, 2015, Finjan, Inc., a wholly-owned subsidiary of Finjan Holdings, Inc. (collectively, “Finjan” or the “Company”) and a U.S.-based network security company (“Licensee”) entered into a Confidential Patent License, Settlement and Release Agreement (the “License Agreement”), under which Licensee (i) licenses from Finjan a worldwide, nonexclusive, irrevocable license under the identified Finjan patents and related patent rights to use, make, have made, sell, offer to sell, import and otherwise dispose of any and all Licensee products or services, alone or in combination with other Licensee products and services, and (ii) has agreed to pay Finjan $3.65 million in cash as follows: (A) $1.0 million on December 31, 2015, (B) $1.65 million on or before July 1, 2016, and (C) $1.0 million on or before September 30, 2016. Such license does not grant Licensee any right to transfer, sublicense or grant any rights under the License Agreement to a third party except as specifically provided under the License Agreement. Such license also has certain limitations relating to products of any company acquired by Licensee or its affiliates or an acquiring company of Licensee.

The foregoing description of the License Agreement is qualified in its entirety by reference to the full text of the License Agreement which the Company intends to file with the Securities and Exchange Commission as an exhibit to the applicable periodic report. Finjan also intends to seek confidential treatment of certain terms and provisions of the agreement in connection with the filing of such agreement, in accordance with the procedures of the Securities and Exchange Commission.

A copy of the press release issued by the Company relating to the matters discussed above is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 4, 2016, entitled “Finjan Closes 2015 by Granting Another Multi-Million Dollar License, Settlement and Release Agreement to a US-based Network Security Company.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: January 4, 2016	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer